WAYNE
HUMMER
INCOME
FUND

                                  Semi-Annual
                             Financial Statements
                              September 30, 1996
                                  (Unaudited)

WAYNE
HUMMER
INCOME
FUND

Dear Shareholders,

We are pleased to provide you with the semi-annual report for the Wayne Hummer Income Fund for the period ended September 30, 1996.

For the six-month period ended September 30, 1996, the Fund provided its shareholders with a return on their investment of 2.05% (dividends reinvested plus the change in share price). The Fund ended the period with a net asset value of $14.79 per share and paid $0.46 per share in dividends, which amounts to a distribution rate of 3.11% for a six month period.

During the past six months, intermediate-term interest rates continued to increase due to concerns of increased economic activity and accelerating inflation. Bond prices were driven lower by the increased interest rates--as interest rates rise, bond prices fall. As a result, the Fund adjusted the portfolio to take advantage of the decrease in prices and position itself for future market changes.

While interest rates were rising, we were extending the Fund's average portfolio maturity and duration--primarily through the purchase of longer-term securities and the sale of shorter-term securities. Our goal was to lock in higher yielding interest rates for longer periods of time. As a result, the Fund's average maturity now stands at 6.93 years, up from 5.93 years at March
31. The Fund's average duration, which is a good barometer of a portfolio's price volatility due to interest rate changes, increased to 4.96 years from
4.37 years. Extending the portfolio's maturity and duration should enhance the Fund's performance if interest rates remain steady or fall.

These changes have not impacted the credit quality of the portfolio which remains high with more than 36% of all assets invested in U.S. Government and U.S. Government Agency securities. At September 30, 1996, all of the Fund's assets were rated within the four highest credit categories assigned by Moody's or Standard & Poor's.

Our near-term forecast for the economy calls for moderate economic growth and subdued levels of inflation. We expect relatively stable interest rates through the remainder of this year and early next year. If interest rates rise, however, we intend to extend the portfolio's maturity and duration further to capture the increased rates. On the other hand, if interest rates fall significantly, we will move to shorten the portfolio. In any event, we will continue to pursue a relatively conservative fixed income strategy, while seeking to achieve a high level of current income.

Included in this report are the financial statements of the Fund and a detailed listing of securities held in the portfolio. We hope you find them informative.

As always, we appreciate the privilege of investing your funds.

Sincerely,
/s/ David P. Poitras
David P. Poitras
Vice President and Portfolio Manager
October 21, 1996

photo: David P. Poitras


WAYNE HUMMER INCOME FUND VS MERRILL LYNCH DOMESTIC MASTER INDEX

                      Wayne Hummer               Merrill Lynch
                       Income Fund       Domestic Master Index
12/1/92                    $10,000                $10,000
12/31/1992                 $10,035                $10,149
03/31/1993                 $10,431                $10,572
06/30/1993                 $10,737                $10,855
09/30/1993                 $11,080                $11,155
12/31/1993                 $11,044                $11,166
03/31/1994                 $10,892                $10,857
06/30/1994                 $10,722                $10,742
09/30/1994                 $10,751                $10,803
12/31/1994                 $10,835                $10,851
03/31/1995                 $11,344                $11,393
06/30/1995                 $11,865                $12,094
09/30/1995                 $12,115                $12,327
12/31/1995                 $12,518                $12,860
03/31/1996                 $12,342                $12,634
06/30/1996                 $12,412                $12,695
09/30/1996                 $12,595                $12,928

September 30, 1996


 WAYNE HUMMER INCOME FUND                                  MERRILL LYNCH DOMESTIC MASTER
---------------------------------------------------        ----------------------------------------------------

   PERIOD      GROWTH             TOTAL RETURN               PERIOD       GROWTH             TOTAL RETURN
    ENDED        OF            CUMU-        AVERAGE           ENDED         OF           CUMU-         AVERAGE
   9/30/96     $10,000        LATIVE        ANNUAL           9/30/96     $10,000        LATIVE         ANNUAL
---------------------------------------------------        ----------------------------------------------------
 1 Year        $10,394         3.94%         3.94%         1 Year         $10,488        4.88%          4.88%

 12/1/92-      $12,595        25.95%         6.20%         12/1/92-       $12,928       29.28%          6.93%
 9/30/96                                                   9/30/96

NOTE: Performance data quoted herein represents past performance. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The Merrill Lynch Domestic Master Index is an unmanaged index of fixed rate coupon bearing government, investment grade corporate and mortgage pass-through securities.

                                 FUND OVERVIEW

ESTABLISHED IN 1992, THE PRIMARY OBJECTIVE OF THE WAYNE HUMMER INCOME FUND IS TO ACHIEVE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT. IN MANAGING THE FUND, WE WORK TO INCREASE THE TOTAL VALUE OF YOUR INVESTMENT, WHICH INCLUDES THE AMOUNT OF CURRENT INCOME DISTRIBUTED AND ANY APPRECIATION OR DEPRECIATION OF THE SECURITIES IN THE FUND'S PORTFOLIO.

Dave Poitras, portfolio manager of the Income Fund, strives to limit investment risk by carefully selecting a portfolio consisting primarily of investment grade corporate debt securities--rated Baa or higher by Moody's and BBB or higher by Standard & Poor's. In addition, the Fund may utilize other investments, such as government securities and money market instruments, depending on both timing and strategies that coincide with the market. Flexibility is the key to our success, and is always employed with the objective of appreciation of your capital investment.

                      SERVICES AVAILABLE TO SHAREHOLDERS

IRA or Retirement Plans

Shares of the Wayne Hummer Income Fund are a suitable addition to your IRA or pension plan. Federal income tax on money you invest this way is deferred until you begin withdrawals, normally after retirement. Just contact Wayne Hummer Investments LLC for complete information.

Dividend and Capital Gains Reinvestment

The Wayne Hummer Income Fund also will reinvest dividends and capital gains distributions automatically in additional shares for you. When investing over long time periods, the reinvestment of earnings can cause notable increases in returns because you earn interest on interest. Compounded over many years, this can add up to a significant sum.

Systematic Investment Plan

What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically monthly. Your bank can send money from your bank account to your Wayne Hummer Income Fund account. Request an application with full details from your Wayne Hummer Investment Executive.

Payroll Direct Deposit Plan

You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Wayne Hummer Income Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.


                      STATEMENT OF ASSETS AND LIABILITIES

                                                                       SEPTEMBER 30, 1996   YEAR ENDED
ASSETS                                                                     (UNAUDITED)    MARCH 31, 1996
                                                                           ---------       -------------
Investments, at value (Cost: $23,948,350 and
 $24,234,978, respectively)......                                         $23,597,052        $24,072,285
Other assets:
  Cash................................................................         10,012             49,459
  Interest receivable.................................................        482,807            497,577
  Receivable for investments sold.....................................          --               827,708
  Deferred organizational costs (net of accumulated
   amortization of $46,000 and $40,000, respectively)                          14,000             20,000
  Prepaid expenses....................................................          3,004              5,119
                                                                             --------           --------
              Total assets............................................     24,106,875         25,472,148

LIABILITIES AND NET ASSETS
Organizational costs payable..........................................         17,000             23,000
Dividends payable.....................................................         31,356             21,956
Due to Wayne Hummer Management Company................................          9,825             10,820
Accounts payable......................................................         17,264             17,761
                                                                             --------           --------
              Total liabilities.......................................         75,445             73,537
                                                                             --------           --------
Net assets applicable to 1,624,563 and 1,698,924 Shares
 outstanding, no par value, equivalent to   $14.79 and $14.95
 per Share, respectively..............................................    $24,031,430        $25,398,611
                                                                             ========           ========

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of Shares over
 amounts paid on redemptions of Shareson account of capital...........    $25,392,604        $26,493,569
Unrealized depreciation of investments................................       (351,298)          (162,693)
Accumulated net realized loss on sales of investments.................     (1,009,876)          (932,265)
                                                                              --------           --------
Net assets applicable to Shares outstanding...........................    $24,031,430        $25,398,611
                                                                             ========            ========
THE PRICING OF SHARES
Net asset value, offering and redemption price per
 Share ($24,031,430 /  1,624,563 Shares outstanding
 and $25,398,611 /  1,698,924 Shares outstanding, respectively).......         $14.79             $14.95
                                                                             ========            ========


                            STATEMENT OF OPERATIONS

                                                                                    SIX MONTHS ENDED     YEAR ENDED
                                                                                   SEPTEMBER 30, 1996     MARCH 31,
INVESTMENT INCOME:                                                                     (UNAUDITED)          1996
                                                                                       ---------          ---------

  Interest...................................................................         $ 904,720          $2,025,925

EXPENSES:
  Management fee.............................................................            61,554             131,344
  Transfer agent fees........................................................            13,616              29,700
  Professional fees..........................................................            13,500              22,689
  Portfolio accounting fees..................................................             9,231              19,588
  Amortization of organization costs.........................................             6,000              12,000
  Custodian fees.............................................................             4,800               9,900
  Trustee fees...............................................................             3,900               3,851
  Printing and reporting fees................................................             3,300               7,354
  Other......................................................................             8,439               3,498
                                                                                         -------           --------
              Total expenses.................................................           124,340             239,924
                                                                                         -------           --------
Net investment income........................................................           780,380           1,786,001
                                                                                         -------           --------
Net realized loss on sales of investments....................................           (84,841)            (63,196)
Net change in unrealized depreciation........................................          (188,605)            522,725
                                                                                         -------           --------
Net gain (loss) on investments...............................................          (273,446)            459,529
                                                                                         -------           --------
Net increase in net assets resulting from operations.........................          $506,934          $2,245,530
                                                                                         =======           ========
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                      STATEMENT OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED     YEAR ENDED
                                                                      SEPTEMBER 30, 1996     MARCH 31,
OPERATIONS:                                                               (UNAUDITED)          1996
                                                                           ---------         ---------

  Net investment income............................................         $780,380        $1,786,001
  Net realized loss on sales of investments........................          (84,841)          (63,196)
  Net change in unrealized depreciation............................         (188,605)          522,725
                                                                           ---------         ---------
Net increase in net assets resulting from operations...............          506,934         2,245,530

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income............................................         (773,150)       (1,774,546)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold........................................        1,045,035         3,761,780
  Shares issued upon reinvestment of dividends ....................          571,102         1,319,391
                                                                           ---------         ---------
                                                                           1,616,137         5,081,171

  Less payments for Shares redeemed................................        2,717,102         6,505,751
                                                                           ---------         ---------
Decrease from Capital Share transactions...........................       (1,100,965)       (1,424,580)
                                                                           ---------         ---------
Total decrease in net assets.......................................       (1,367,181)         (953,596)

NET ASSETS:

  Beginning of period..............................................       25,398,611        26,352,207
                                                                           ---------         ---------
  End of period ...................................................      $24,031,430       $25,398,611
                                                                           =========         =========


                             FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)

                                                SIX MONTHS ENDED                                             DECEMBER 1, 1992
                                               SEPTEMBER 30, 1996           YEAR ENDED MARCH 31,                  THROUGH
                                                   UNAUDITED        1996          1995            1994       MARCH 31, 1993(a)
                                                   ---------        ----          ----           ----       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......         $14.95         $14.69        $15.10         $15.41            $15.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................           0.47           1.02          0.99           0.95              0.25
  Net realized and unrealized gains (losses)
   on securities                                     (0.16)          0.26         (0.42)         (0.26)             0.41
                                                    -------        -------        ------         ------            ------
Total from investment operations ..........           0.31           1.28          0.57           0.69              0.66

LESS DISTRIBUTIONS:
  Dividends from net investment income.....          (0.47)         (1.02)        (0.98)         (0.95)            (0.25)
  Dividends from net realized gains on securities     0.00           0.00          0.00(d)       (0.05)             0.00
                                                    -------        -------        ------         ------            ------
      Total distributions..................          (0.47)         (1.02)        (0.98)         (1.00)            (0.25)
                                                    -------        -------        ------         ------            ------
NET ASSET VALUE, END OF PERIOD.............       $  14.79       $  14.95       $ 14.69        $ 15.10           $ 15.41
                                                   ========       ========       =======        =======           =======

TOTAL RETURN...............................         2.05%          8.79%          4.16%          4.42%             4.31%

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of period (000's)........       $24,031        $25,398        $26,352        $33,652           $19,135
  Ratio of expenses to average net assets..         1.01%(c)       0.91%          0.94%          1.13%             1.39%(b)(c)
  Ratio of net investment income to average
   net assets                                       6.34%(c)       6.80%          6.70%          6.14%             5.58 (b)(c)
  Portfolio turnover rate..................           35%(c)         46%            32%            86%              141%(c)

NOTES TO FINANCIAL HIGHLIGHTS:

a.) Commencement of operations was December 1, 1992.
b.) During the fiscal period ended March 31, 1993, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net would have increased, and the ratio of net investment income to average net assets would have increased, and the ratio of net investment income to average net assets would have decreased by 0.10%.
c.) Determined on an annualized basis.
d.) Less than $.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           PORTFOLIO OF INVESTMENTS
                              September30, 1996
                                                       PRINCIPAL
CORPORATE OBLIGATIONS 61.5%                               AMOUNT               VALUE
                                                        ---------          ---------
AIRLINES 4.3%
--------
United Air Lines, Inc., 9.760%, due 05/27/06           $  960,248         $1,032,295

BANKS & FINANCE 5.6%
---------------
Citicorp, 9.375%, due 03/01/16                            506,000            527,358
Ford Motor Credit Company, 6.125%,
  due 01/09/06                                            500,000            458,375
Norwest Corporation, 7.650%, due 03/15/05                 360,000            369,889
                                                                           ---------
                                                                           1,355,622

BROKERAGE 2.0%
---------
Merrill Lynch & Co., Inc., 5.586%, due 05/19/03 (b)       500,000            475,000

MACHINERY 6.9%
---------
Caterpiller Inc., 9.750%, due 06/01/19                  1,000,000          1,106,390
Parker-Hannifin Corporation, 9.750%,
  due 02/15/21                                            480,000            542,506
                                                                            ---------
                                                                           1,648,896

OIL & GAS 5.7%
---------
The Coastal Corporation, 10.250%,
  due 10/15/04                                          1,000,000          1,165,820
Pennzoil Company, 10.250%, due 11/01/05                   186,000            214,895
                                                                           ---------
                                                                           1,380,715

PAPER & FOREST PRODUCTS 6.2%
-----------------------
Boise Cascade Corporation, 9.875%,
  due 02/15/01                                          1,000,000          1,062,890
Georgia Pacific Corporation, 9.750%,
  due 01/15/18                                            415,000            433,741
                                                                           ---------
                                                                           1,496,631

RETAIL 5.1%
------

May Department Stores Company, 9.875%,
  due 06/01/17                                            655,000            690,521
Penney (J.C.) Company, Inc., 9.450%, due 07/15/02         500,000            536,750
                                                                           ---------
                                                                           1,227,271

TELECOMMUNICATIONS 4.2%
------------------
Mountain States Telephone & Telegraph Co.,
  5.500%, due 06/01/05                                    269,000            236,037
NYNEX Corporation, 9.550%, due 05/01/10                   690,238            766,144
                                                                           ---------
                                                                           1,002,181

UTILITIES 9.6%
---------
Commonwealth Edison Company

  8.125%, due 01/15/07                                    500,000            513,125
  8.875%, due 10/01/21                                    485,000            494,375
Consolidated Natural Gas Company
  8.625%, due 12/01/11                                  1,250,000          1,288,662
                                                                           ---------
                                                                           2,296,162

                                                       PRINCIPAL
                                                         AMOUNT              VALUE
                                                       ---------           ---------
MISCELLANEOUS 11.9%
-------------
Browning-Ferris Industries, Inc., 6.375%,
  due 01/15/08                                         $  500,000        $   464,985
Canadian Pacific Limited, 8.850%,
  due 06/01/22                                            500,000            529,335
Champion International, 6.400%, due 02/15/26              500,000            463,740
CBI Industries, Inc., 6.250%, due 06/30/00                500,000            489,050
Eastman Kodak Company, 9.750%, due 10/01/04               325,000            379,177
Inco Ltd., Convertible Debenture, 7.750%,
  due 03/15/16                                            500,000            523,125
                                                                           ---------
                                                                           2,849,412
                                                                           ---------
TOTAL CORPORATE OBLIGATIONS (Cost: $14,975,847)                           14,764,185

MUNICIPALITY-TAXABLE 1.1%

Virginia State Housing Development, 7.950%,
  due 05/01/13 (Cost: $253,926)                           250,000            267,583

MORTGAGE-BACKED SECURITIES 18.5%

COLLATERALIZED MORTGAGE OBLIGATIONS 13.0%
-----------------------------------
Federal Home Loan Mortgage Corporation 10.0%
  7.500%, due 11/15/08                                     500,000           507,005
  7.500%, due 02/15/20                                     400,000           397,164
  8.000%, due 03/15/21                                   1,000,000           997,740
  8.000%, due 04/15/22                                     500,000           508,175
                                                                           ---------
                                                                           2,410,084

Federal National Mortgage Association 3.0%
  8.000%, due 02/25/07                                     500,000           523,715
  8.500%, due 06/25/21                                     200,000           208,896
                                                                           ---------
                                                                             732,611

FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.3%
-------------------------------------

  11.250%, due 04/01/01                                    123,261           130,890
  10.750%, due 09/01/15                                    150,824           165,375
  10.500%, due 01/01/16                                     87,615            95,529
  10.500%, due 06/01/19                                    303,984           334,139
   9.000%, due 12/01/19                                     94,444            98,344
   8.000%, due 12/01/22                                    208,611           210,349
                                                                           ---------
                                                                           1,034,626

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 1.2%
----------------------------------------

  9.000%, due 11/15/01                                    169,364            176,689
  8.500%, due 09/20/16                                     68,384             69,773
  8.000%, due 01/20/17                                     31,874             32,010
                                                                           ---------
                                                                             278,472
                                                                           ---------
TOTAL MORTGAGE-BACKED SECURITIES (Cost: $4,487,297)                        4,455,793


                                                         PRINCIPAL
                                                           AMOUNT            VALUE
                                                         ---------         ---------
U.S. GOVERNMENT AND AGENCY
  ISSUES 17.1%

Federal National Mortgage Association
  6.820%, due 08/23/05                                 $  500,000        $   496,700
U.S. Treasury Note, 8.500%, due 11/15/00                1,310,000          1,406,822
U.S. Treasury Note, 6.500%, due 05/15/05                1,875,000          1,851,769
U.S. Treasury Strips, 0%, due 02/15/21                  2,000,000            354,200
                                                                           ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $4,231,280)                                              4,109,491
                                                                           ---------

TOTAL INVESTMENTS (Cost: $23,948,350) (98.2%)                             23,597,052
CASH AND OTHER ASSETS, LESS LIABILITIES (1.8%)                               434,378
                                                                           ---------
NET ASSETS (100.0%)                                                      $24,031,430
                                                                           =========

NOTE TO PORTFOLIO OF INVESTMENTS:

(a) Based on the cost of investments of $23,948,350 for federal income tax purposes at September 30, 1996, the aggregate gross unrealized appreciation was $121,149, the aggregate gross unrealized depreciation was $472,447, and the net unrealized appreciation of investments was $351,298.

(b) Floating rate security. Rate shown is the interest rate at September 30, 1996.

                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust"), formerly named Wayne Hummer Growth Fund Trust, is organized as an unincorporated business trust under the laws of Massachusetts. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund (the "Fund") and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

   DEFERRED ORGANIZATIONAL COSTS
   Certain organizational costs are reimbursable by the Fund to Wayne Hummer Management Company, the Fund's Investment Adviser. The costs are being amortized on the straight-line method and repaid quarterly over a five-year period.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Fund's portfolio so as to affect materially the net asset value of the Shares by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Dividends from net investment income are declared and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

   The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1996, the Funds most recent fiscal year end, amounting to $932,265, is available to offset future capital gains. If not applied, $880,524 of the loss carry forward expires in 2003, and $51,741 expires in 2004.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC, formerly Wayne Hummer & Co., ("Distributor and Shareholder Service Agent"). (Wayne Hummer & Co., an Illinois limited partnership, was reorganized as a Delaware limited liability company effective April 1, 1996.) For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed the lesser of (1) 1.50% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by any state in which the Fund's Shares are sold. During the period ended September 30, 1996, and the year ended March 31, 1996, the Fund incurred management fees of $61,554 and $131,344, respectively.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1996, and the year ended March 31, 1996, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $3,900 and $3,851, respectively.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                      SIX MONTHS ENDED      YEAR ENDED
                     SEPTEMBER 30, 1996   MARCH 31, 1966
                      -----------------    -------------
   Purchases             $4,483,753         $11,705,168
   Proceeds from sales   $3,988,127         $13,000,951

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                          SIX MONTHS
                                             ENDED           YEAR ENDED
                                      SEPTEMBER 30, 1996   MARCH 31, 1996
                                       -----------------    -------------
   Shares sold                               70,707            247,976
   Shares issued upon reinvestment
    of dividends                             38,704             87,237
                                          -----------        -----------
                                            109,411            335,213
   Shares redeemed                         (183,772)          (430,420)
                                          -----------        -----------
   Net decrease in Shares outstanding       (74,361)           (95,207)
                                          ===========        ===========

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be
preceded or accompanied
by a current
prospectus of the
Wayne Hummer Investment Trust.


Wayne Hummer Investments LLC
300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

WAYNE HUMMER
INCOME FUND
300 South Wacker Drive
Chicago, IL 60606-6607


WAYNE
HUMMER
INCOME
FUND

                                   Semi-Annual
                                    Financial
                                   Statements

                              September 30, 1996
                                  (Unaudited)